UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2006

Maxygen, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28401	77-0449487
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Galveston Drive

Redwood City, CA 94063

(Address of principal executive offices)

(650) 298-5300

(Registrant’s telephone number, including area code)

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

2006 Executive Officers Cash Bonus Plan

On June 29, 2006, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Maxygen, Inc. (the “Company”) approved the cash bonus plan for the executive officers of the Company for 2006. A description of the bonus plan is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to Stock Option Agreements with Executive Officers

On June 29, 2006, the Compensation Committee approved amendments to the stock option agreements between the Company and each of the Company’s executive officers who had been granted options under the Company’s 1997 Stock Option Plan. Each amendment substantially conforms to the form of amendment attached as Exhibit 10.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Amendment to Change of Control Agreements with Executive Officers

On June 29, 2006, the Compensation Committee approved amendments to the change of control agreements between the Company and each of the Company’s executive officers. Each amendment substantially conforms to the form of amendment attached as Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated herein by reference.

Approval of 2006 Equity Incentive Plan

At the Company’s 2006 Annual Meeting of Stockholders held on May 30, 2006, the Company’s stockholders approved the Company’s 2006 Equity Incentive Plan (the “2006 Plan”). The 2006 Plan was adopted by the Company’s Board of Directors on February 7, 2006, subject to stockholder approval, and became effective with such stockholder approval on May 30, 2006. The 2006 Plan replaces the Company’s 1997 Stock Option Plan, which was originally approved by the Company’s stockholders in March 1997 and was scheduled to expire in March 2007. In connection with the stockholder approval of the 2006 Plan, the 1997 Stock Option Plan has been terminated as to future awards.

The 2006 Plan provides for the grant of stock options (both nonstatutory and incentive stock options), stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and dividend equivalents to employees (including officers), directors and consultants of the Company and its subsidiaries and affiliates. Subject to limitations set forth in the 2006 Plan, an aggregate of 6,037,824 shares of the Company’s common stock have been reserved and are available for issuance under the 2006 Plan (which is the number of shares that remained available for issuance under the 1997 Plan as of April 3, 2006), plus up to an additional 5,000,000 shares subject to stock options that were outstanding under 1997 Stock Option Plan on May 30, 2006 that subsequently expire unexercised.

A more complete description of the terms of the 2006 Plan can be found in “Proposal No. 2 – Approval of the Maxygen, Inc. 2006 Equity Incentive Plan, including approval of its material terms and performance goals for purposes of Internal Revenue Code Section 162(m)” (pages 9 through 15) in the Company’s definitive proxy statement dated April 24, 2006 and filed with the Securities and Exchange Commission on April 24, 2006, which description is incorporated by reference herein. The foregoing description of the 2006 Plan and the description incorporated by reference from the Company’s definitive proxy statement are qualified in their entirety by reference to the 2006 Plan, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Description of 2006 Executive Officer Cash Bonus Plan.*

10.2	Form of Amendment to Stock Option Agreements.*

10.3	Form of Amendment No. 2 to Change of Control Agreement.*

10.4	2006 Equity Incentive Plan (including related form of stock option agreement).*

*	Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXYGEN, INC.

Date: June 30, 2006	By:	/s/ Michael S. Rabson
Michael S. Rabson
Senior Vice President